Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions

(12) Related Party Transactions

Affiliates, as used within these statements, are persons or entities that are affiliated with Lamar Advertising Company or its subsidiaries through common ownership and directorate control.

In addition, the Company had receivables from employees of $0 and $246 at December 31, 2015 and 2014, respectively. These receivables are primarily relocation loans for employees. The Company does not have any receivables from its current executive officers.

In June 2011, the Company entered into a service contract with Joule Energy LA, LLC (“Joule”), of which Ross L. Reilly was a member and owned 26.66% interest. Mr. Reilly sold his entire interest in Joule during 2014. Joule provides services related to the Company’s installation of solar arrays in the State of Louisiana, which services were completed in 2014. In addition, from time to time beginning in 2012, Joule provides lighting installation services for certain of Lamar Advertising’s billboards in the state of Louisiana. As of December 31, 2014, the aggregate amount paid to Joule under the service contract was approximately $1,914. Ross L. Reilly is the son of Kevin P. Reilly, Jr., our Chairman of the Board of Directors and President.

LAMAR MEDIA CORP [Member]
Related Party Transactions

(7) Related Party Transactions

Affiliates, as used within these statements, are persons or entities that are affiliated with Lamar Media Corp. or its subsidiaries through common ownership and directorate control.

As of December 31, 2015 and December 31, 2014, there was a payable to Lamar Advertising Company, its parent, in the amount of $6,259 and $6,955, respectively.

Effective December 31, 2015 and December 31, 2014, Lamar Advertising Company contributed $52,263 and $38,201, respectively, to Lamar Media which resulted in an increase in Lamar Media’s additional paid-in capital.